Dreyfus Pennsylvania
      Municipal Money
      Market Fund



      SEMIANNUAL REPORT March 31, 2003



YOU, YOUR ADVISOR AND
DREYFUS
A MELLON FINANCIAL COMPANY



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                           Dreyfus Pennsylvania
                                                    Municipal Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Pennsylvania Municipal Money Market Fund covers the six-month period from October 1, 2002, through March 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Colleen Meehan.

A number of economic and political factors continued to drive tax-exempt money market yields lower during the reporting period. Faced with escalating tensions leading to the start of the war in Iraq, many investors continued to prefer the stability of cash over other asset classes, such as stocks. We believe that rising geopolitical tensions also contributed to the ongoing sluggishness of the U.S. economy, as many corporations apparently decided to wait until the situation in Iraq is resolved before committing to new capital spending. For its part, the Federal Reserve Board contributed to lower money market yields by further reducing short-term interest rates in November 2002.

These influences have also generally eroded the value of longer-term investments from corporate issuers, such as stocks. Although returns from tax-exempt money market funds have been modest, such funds have helped protect many investors from the full brunt of the stock market's decline, while providing tax-exempt income. While history suggests that stock prices should rebound if the economy strengthens, we believe that the economy is unlikely to make significant gains until current uncertainties are resolved.

In the meantime, we believe it is more important than ever to follow a disciplined approach to investing. While it may be tempting to shift assets between stocks, bonds and money market instruments in response to near-term economic and market forces, adherence to your longstanding asset allocation strategy may be the most prudent course for the long term. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2003




DISCUSSION OF FUND PERFORMANCE

Colleen Meehan, Portfolio Manager

How did Dreyfus Pennsylvania Municipal Money Market Fund perform during the period?

For the six-month period ended March 31, 2003, the fund produced an annualized yield of 0.70% . Taking into account the effects of compounding, the fund produced an annualized effective yield of 0.70%.(1

We attribute the fund's modest returns during the reporting period to declining interest rates and heightened investor demand for money market instruments amid a struggling U.S. economy and rising international tensions leading to the start of war in Iraq.



What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal and Pennsylvania state taxes as is consistent with the preservation of capital and the maintenance of liquidity.

To pursue this goal, the fund normally invests substantially all of its assets in short-term municipal obligations that provide income exempt from federal and Pennsylvania state income taxes.

In pursuing the fund's investment approach, we normally employ two primary strategies. First, we attempt to add value by constructing a portfolio of high-quality money market instruments that provide income exempt from federal and Pennsylvania state income taxes. Second, we actively manage the fund's weighted average maturity in anticipation of what we believe are interest-rate trends and supply-and-demand changes in Pennsylvania's short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the fund's weighted average maturity, which should position the fund to purchase new securities if higher yields materialize as a result of an increase in short-term supply. Yields tend to rise when there is an increase in new-issue supply competing for investor inter
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

est. New securities are generally issued with maturities in the one-year range, which would tend to lengthen the fund' s weighted average maturity. If we anticipate limited new-issue supply, we may extend the fund's weighted average maturity to maintain then-current yields for as long as we deem practical. At other times, we typically try to maintain a weighted average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand projections.

What other factors influenced the fund's performance?

When the reporting period began, the economic recovery appeared to be in danger of stalling, and many investors expected that the Federal Reserve Board (the "Fed") would respond by further reducing short-term interest rates. Indeed, in early November the Fed cut interest rates by 50 basis points, citing a "soft spot" in the economy caused by corporate accounting scandals and the threat of war in Iraq. Yields of tax-exempt money market instruments, which were already hovering near historical lows, declined with short-term interest rates.

The fund' s performance was also influenced by a persistently volatile stock market, which continued to support a "flight to quality" among equity investors seeking investment alternatives. As a result, assets invested in tax-exempt money market funds rose throughout the reporting period. However, the supply of newly issued money market instruments from Pennsylvania issuers remained relatively scarce, putting additional downward pressure on yields.

Due to the struggling economy, income taxes, sales taxes and capital gains taxes failed to meet most states' and municipalities' revenue projections during the reporting period. However, Pennsylvania has fared better than other states because of its well-diversified economy, financial reserves, minimized debt issuance and relatively low levels of state government spending. Nonetheless, it took steps during the reporting period to shore up its fiscal condition by passing a budget for the 2003 fiscal year that shifts more of the tax burden from property taxes to personal income taxes. The governor also has proposed issuing approximately $2 billion in municipal bonds to help jump-start the state's economy. In this environment, the major, independent credit-rating agencies maintained Pennsylvania's double-A rating with a stable outlook.

What is the fund's current strategy?

We continue to maintain a generally conservative investment posture, emphasizing diversification and preservation of capital. Purchases of new securities during the reporting period focused primarily on municipal notes and commercial paper with maturities between three and nine months. Due to credit-quality concerns in the weak economy, we have preferred to purchase securities backed by bank letters of credit or third-party insurance, when available.(2)

In our view, it has made little sense to lock in today's yields by purchasing securities with one-year maturities. On the other hand, we believe that yields on variable-rate demand notes, on which yields are reset daily or weekly, have been unattractively low. In addition, it appears unlikely to us that the Fed will raise interest rates in the foreseeable future. Under the circumstances, we gradually have extended the fund's weighted average maturity, which will lock in current interest rates for the next few months.

April 15, 2003

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-PENNSYLVANIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

(2) INSURANCE ON INDIVIDUAL PORTFOLIO SECURITIES EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                                        The Fund

STATEMENT OF INVESTMENTS

March 31, 2003 (Unaudited)



                                                                                              Principal
TAX EXEMPT INVESTMENTS--102.2%                                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Allegheny County Industrial Development Authority, VRDN:

  EDR (GlassPort Realty Limited Project) 1.35%

      (LOC; Huntington NB)                                                                      950,000  (a)             950,000

   Electric Power and Light Revenue

      (Duquesne Light Co.) 1.26%

      (Insured; AMBAC and Liquidity Facility;
         Wachovia Bank)                                                                       1,500,000  (a)           1,500,000

   Healthcare Facilities Revenue, Refunding

      (UPMC Health System) 1.25% (LOC; Comerica Bank)                                         2,000,000  (a)           2,000,000

Avon Grove School District Chester County, GO Notes

   2%, 9/1/2003 (Insured; FGIC)                                                                 740,000                  741,561

Blue Mountain School District, GO Notes

   2%, 3/15/2004 (Insured; FSA)                                                                 390,000                  392,937

Bucks County Water and Sewer Authority, Water Revenue

   2%, 12/1/2003 (Insured; AMBAC)                                                               380,000                  382,004

Carlisle Area School District, GO Notes

   2%, 9/1/2003 (Insured; FGIC)                                                                 715,000                  717,038

Chambersburg Area School District, GO Notes:

   4.20%, 4/1/2003 (Insured; FSA)                                                               100,000                  100,000

   2.50%, 3/1/2004 (Insured; FSA)                                                               500,000                  505,889

Clarion Area School District, GO Notes

   1.25%, 5/15/2003 (Insured; FGIC)                                                             240,000                  240,015

Conestoga Valley School District, GO Notes

   2.30%, 5/1/2003 (Insured; FGIC)                                                              605,000                  605,430

Dauphin County General Authority, Revenue:

   Refunding 4.35%, 12/1/2003 (Insured; FSA)                                                    100,000                  102,061

   VRDN 1.17% (Insured; AMBAC and Liquidity Facility;

      Bank of Nova Scotia )                                                                   3,280,000  (a)           3,280,000

Delaware County Authority, College and University
   Revenue (Villanova University)

   4.90%, 8/1/2003 (Insured; AMBAC)                                                             100,000                  101,235

Delaware County Industrial Development Authority

   PCR, CP 1.10%, 10/9/2003 (LOC; Bank One)                                                   1,000,000                1,000,000

Dover Area School District, GO Notes:

   1.25%, 4/1/2003 (Insured; FGIC)                                                              395,000                  395,000

   3.70%, 4/1/2003 (Insured; FGIC)                                                              100,000                  100,000

Erie Sewer Authority, Sewer Revenue

   4.70%, 6/1/2003 (Insured; AMBAC)                                                             400,000                  402,233

Greater Latrobe School Authority
   School Building Revenue, Refunding
   1.35%, 4/1/2003 (Insured; FGIC)                                                              275,000                  275,000

Hamburg Area School District, GO Notes

   1.20%, 5/1/2003 (Insured; FGIC)                                                              395,000                  395,000

6

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Hanover Area School District, Luzerne County, GO Notes

   4.25%, 6/1/2003 (Insured; FSA)                                                               200,000                  201,007

Hopewell Area School District, GO Notes, Refunding

   1.15%, 6/1/2003 (Insured; FGIC)                                                              310,000                  310,000

Karns City Area School District, GO Notes, Refunding

   2%, 9/1/2003 (Insured; FSA)                                                                  100,000                  100,330

Lancaster County Hospital Authority

  Healthcare Facilities Revenue, VRDN:

    (Health Center-Willow Valley Lakes) 1.25%

         (Insured; MBIA and Liquidity Facility; PNC Bank)                                     2,960,000  (a)           2,960,000

      (Lancaster General Hospital Project) 1.30%

         (LOC; Fulton Bank)                                                                   7,400,000  (a)           7,400,000

Lancaster Industrial Development Authority, Revenue
   VRDN (Snavely's Mill Project)

   1.35% (LOC; Fulton Bank)                                                                   3,650,000  (a)           3,650,000

Lebanon Authority, Sewer Revenue

   2%, 12/15/2003 (Insured; MBIA)                                                               185,000                  186,135

Lebanon County Health Facilities Authority, Revenue

  VRDN (E.C.C. Retirement Village Project)

   1.20% (LOC; Northern Trust Co.)                                                              600,000  (a)             600,000

Lehigh County Industrial Development Authority, IDR

  VRDN:

    (Prior Coated Metals Inc.)

         1.47% (LOC; Wachovia Bank)                                                             995,000  (a)             995,000

      (Radnor/Lehigh Corp. Project)

         1.325% (LOC; Dresdner Bank)                                                          4,840,000  (a)           4,840,000

Lehighton Area School District, GO Notes

   2%, 9/15/2003 (Insured; FSA)                                                                 215,000                  215,582

Township of Logan, GO Notes

   1.40%, 5/15/2003 (Insured; FGIC)                                                             140,000                  139,968

Township of Lower Paxton, GO Notes

   2.50%, 4/1/2003 (Insured; MBIA)                                                              865,000                  865,000

Marple Newton School District, GO Notes

   2%, 3/1/2004 (Insured; FSA)                                                                  190,000                  191,320

Montgomery County Higher Education and Health Authority

  Revenue:

    (Abington Memorial Hospital Project)

         4.50% 6/1/2003 (Insured; AMBAC)                                                        120,000                  120,551

      VRDN:

         (Pennsylvania Higher Education and Health)

            1.22% (LOC; Allfirst Bank)                                                          310,000  (a)             310,000

         (Philadelphia Geriatric Center)

            1.20% (LOC; Allied Irish Bank)                                                      625,000  (a)             625,000

                                                                                                        The Fund   7

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Montgomery County Industrial Development Authority

  IDR, VRDN:

    (Maintech Inc. & BTR LLC Project)

         1.37% (LOC; Wachovia Bank)                                                           1,905,000  (a)           1,905,000

      (Recigno Laboratories Inc.)

         1.37% (LOC; Wachovia Bank)                                                           1,000,000  (a)           1,000,000

   PCR, CP

      (Exelon Project) 1.10%, 8/15/2003 (LOC; Bank One)                                       2,000,000                2,000,000

Borough of Norristown, GO Notes

   2.25%, 11/15/2003 (Insured; Radian Bank)                                                     120,000                  120,146

North Hampton County Industrial Development Authority

  IDR, VRDN:

    (Reale Associates Project)

         1.37% (LOC; Wachovia Bank)                                                           2,665,000  (a)           2,665,000

      (S & L Plastics Project)

         1.35% (LOC; Fleet National Bank)                                                     2,750,000  (a)           2,750,000

Penn-Delco School District, GO Notes

   1.15%, 5/15/2003 (Insured; FSA)                                                              220,000                  220,000

State of Pennsylvania, GO Notes:

   4.25 %, 12/1/2003                                                                            500,000                  510,181

   4%, 2/1/2004                                                                                 800,000                  818,481

   5%, 6/1/2003 (Insured; MBIA)                                                                 200,000                  201,190

   Refunding 5%, 5/1/2003 (Insured; MBIA)                                                       100,000                  100,295

Pennsylvania Higher Education Assistance Agency

  Student Loan Revenue, Refunding

  2.35%, 7/1/2003 (Insured; FSA and Liquidity Facility:

  Bayerische Landesbank, Lloyds TSB Bank, State Street

   Bank and Trust Co. and Westdeutsche Landesbank)                                            1,425,000                1,426,046

Pennsylvania Higher Educational Facilities Authority

  College and University Revenue:

    (Drexel University)

         5.75%, 5/1/2003 (Insured; MBIA)                                                        250,000                  250,924

      (St. Joseph's University)

         1.20%, 4/1/2004 (LOC; Allied Irish Bank)                                             1,325,000                1,325,000

Pennsylvania Intergovernmental Cooperative Authority

  Special Tax Revenue, City of Philadelphia
    Funding Program:

         4.90% 6/15/2003 (Insured; FGIC)                                                        500,000                  503,280

         Refunding 5%, 6/15/2003 (Insured; FGIC)                                                600,000                  604,569

Pennsylvania Turnpike Commission, Turnpike Revenue:

   4.50%, 7/15/2003 (Insured; AMBAC)                                                            200,000                  201,835

   Refunding 5%, 6/1/2003 (Insured; FGIC)                                                     1,000,000                1,005,554


8

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

City of Philadelphia:

  Gas Works Revenue:

      6.25%, 7/1/2003                                                                           965,000  (b)             995,744

      6.375%, 7/1/2003                                                                          450,000  (b)             464,644

   GO Notes, Refunding

      5.125%, 5/15/2003 (Insured; FGIC)                                                       1,800,000                1,807,925

   Water and Wastewater Revenue:

      5.50%, 6/15/2003 (Insured; FGIC)                                                          300,000                  302,495

      5%, 8/1/2003 (Insured; AMBAC)                                                           1,000,000                1,012,549

Philadelphia Authority for Industrial Development

  IDR, VRDN:

    (30th St. Station Project) 1.20% (Insured; MBIA and

         Liquidity Facility; The Bank of New York)                                            2,000,000  (a)           2,000,000

      (Pennsylvania School for the Deaf)

         1.15% (LOC; Citizens Bank of Pennsylvania)                                           2,500,000  (a)           2,500,000

Philadelphia Hospitals and Higher Education Facilities

   Authority, Healthcare Facilities Revenue
   (The Northwestern Corp.) 7%, 6/1/2003                                                        310,000  (b)             316,011

Philadelphia Municipal Authority, LR, VRDN

  1.27% (Insured; FSA and Liquidity Facility; Lehman

   Liquidity LLC)                                                                             2,000,000  (a)           2,000,000

Pittsburgh School District, GO Notes

   4.25%, 9/1/2003 (Insured; AMBAC)                                                             100,000                  101,272

Pottsgrove School District, GO Notes

   2.20%, 3/1/2004 (Insured; MBIA)                                                              275,000                  277,490

Borough of Ridgway, GO Notes

   1.75%, 8/1/2003 (Insured; FGIC)                                                              415,000                  415,550

Schuylkill County Industrial Development Authority, RRR

  VRDN, Refunding (Northeastern Power Co.)

      1.20% (LOC; Dexia Credit Locale)                                                        1,500,000  (a)           1,500,000

      1.30% (LOC; Dexia Credit Locale)                                                          500,000  (a)             500,000

Scranton-Lackawanna Health and Welfare Authority

  Healthcare Facilities Revenue

  Refunding (Community Medical Center Project)

   5%, 7/1/2003 (Insured; MBIA)                                                               1,000,000                1,009,461

Scranton School District, GO Notes

   4.10%, 4/1/2003 (Insured; AMBAC)                                                             115,000  (b)             115,000

South Fayette Township School District, GO Notes

   Refunding 2%, 10/1/2003 (Insured; FGIC)                                                      205,000                  205,801

                                                                                                          The Fund   9

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

State Public School Building Authority

  College and University Revenue:

    (Chester Upland School District Project)

         3.30%, 11/15/2003 (Insured; FSA)                                                       100,000                  101,274

      (Reading Area Community College Project)

         2.25%, 4/15/2003 (Insured; MBIA)                                                       200,000                  200,057

Telford Borough Authority, Sewer and Water Revenue

   2.75%, 2/1/2004 (Insured; AMBAC)                                                             300,000                  303,956

Telford Industrial Development Authority, Revenue

  VRDN (Ridgetop Project)

   1.35% (LOC; Fleet National Bank)                                                           5,875,000  (a)           5,875,000

Union County Hospital Authority, HR

  VRDN (United Methodist Continuing Care)

   1.27% (LOC; Allfirst Bank)                                                                 1,000,000  (a)           1,000,000

Upper Dauphin Industrial Development Authority
   Revenue, VRDN (United Church of Christ Homes)

   1.25% (LOC; First Tennessee Bank)                                                          3,000,000  (a)           3,000,000

Valley View School District, GO Notes

   1.50%, 4/1/2003 (Insured; FSA)                                                               240,000                  240,000

Wattsburg Area School District, GO Notes

   2%, 4/1/2003 (Insured; FSA)                                                                  815,000                  815,000

Wayne Highlands School District, GO Notes, Refunding

   4.40%, 4/1/2003 (Insured; FGIC)                                                              100,000                  100,000

York County, GO Notes, TRAN

   1.75%, 7/31/2003                                                                           3,000,000                3,005,473

York Redevelopment Authority, Revenue, VRDN

   1.30% (LOC; Allfirst Bank)                                                                 3,725,000  (a)           3,725,000

TOTAL INVESTMENTS (cost $89,391,260)                                                              102.2%              89,392,499

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (2.2%)             (1,953,168)

NET ASSETS                                                                                        100.0%              87,439,331


10

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

CP                        Commercial Paper

EDR                       Economic Development Revenue

FGIC                      Financial Guaranty Insurance
                             Company

FSA                       Financial Security Assurance

GO                        General Obligation

HR                        Hospital Revenue

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

PCR                       Pollution Control Revenue

RRR                       Resources Recovery Revenue

TRAN                      Tax and Revenue Anticipation
                             Notes

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+, F1                          VMIG1, MIG1, P1                 SP1+, SP1, A1+, A1                               42.9

AAA, AA, A (c)                   Aaa, Aa, A (c)                  AAA, AA, A (c)                                   39.8

Not Rated( d)                    Not Rated( d)                   Not Rated (d)                                    17.3

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  NOTES WHICH ARE NOT F, MIG AND SP RATED ARE  REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(E)  AT MARCH 31, 2003, THE FUND HAD $34, 855,000 (39.9% OF NET ASSETS) INVESTED
     IN SECURITIES  WHOSE  PAYMENT OF PRINCIPAL  AND INTEREST IS DEPENDENT  UPON
     REVENUES GENERATED FROM INDUSTRIAL DEVELOPMENT.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund  11

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2003 (Unaudited)

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  89,391,260  89,392,499

Cash                                                                  1,177,080

Interest receivable                                                     306,721

Prepaid expenses                                                          7,401

                                                                     90,883,701

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            39,741

Payable for investment securities purchased                           3,052,590

Receivable for shares of Beneficial Interest redeemed                   330,904

Accrued expenses                                                         21,135

                                                                      3,444,370

NET ASSETS ($)                                                       87,439,331

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      87,440,055

Accumulated net realized gain (loss) on investments                      (1,963)

Accumulated gross unrealized appreciation on investments                  1,239

NET ASSETS ($)                                                       87,439,331

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 87,440,055

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


12

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2003 (Unuadited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                        578,093

EXPENSES:

Management fee--Note 2(a)                                              204,523

Shareholder servicing costs--Note 2(b)                                  41,564

Professional fees                                                       20,098

Registration fees                                                        8,905

Prospectus and shareholders' reports                                     6,090

Trustees' fees and expenses--Note 2(c)                                   4,671

Custodian fees                                                           3,590

Miscellaneous                                                            4,208

TOTAL EXPENSES                                                         293,649

INVESTMENT INCOME--NET                                                 284,444

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                    756

Net unrealized appreciation (depreciation) on investments                1,228

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                   1,984

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   286,428

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund  13

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           March 31, 2003            Year Ended
                                               (Unaudited)   September 30, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            284,444               995,391

Net realized gain (loss) from investments             756                   739

Net unrealized appreciation (depreciation)
   of investments                                   1,228                    78

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      286,428               996,208

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                           (284,444)             (995,391)

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                  32,820,854           100,636,005

Dividends reinvested                              275,214               957,030

Cost of shares redeemed                       (26,284,190)         (115,887,900)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS        6,811,878           (14,294,865)

TOTAL INCREASE (DECREASE) IN NET ASSETS         6,813,862           (14,294,048)

NET ASSETS ($):

Beginning of Period                            80,625,469            94,919,517

END OF PERIOD                                  87,439,331            80,625,469

SEE NOTES TO FINANCIAL STATEMENTS.


14

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended
                                            March 31, 2003                             Year Ended September 30,
                                                                --------------------------------------------------------------------
                                                (Unaudited)         2002          2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00          1.00          1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                .003          .010          .029          .033           .026          .030

Distributions:

Dividends from
   investment income--net                            (.003)        (.010)        (.029)        (.033)         (.026)        (.030)

Net asset value, end of period                        1.00          1.00          1.00          1.00           1.00          1.00

TOTAL RETURN (%)                                       .70(a)       1.04          2.95          3.32           2.60          3.05

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                               .72(a)        .71           .65           .67            .65           .65

Ratio of net investment income
   to average net assets                               .70(a)       1.04          2.91          3.25           2.57          3.01

Net Assets, end of period
   ($ x 1,000)                                      87,439        80,625        94,920        93,058        103,298       126,798

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Pennsylvania Municipal Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation ("the Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $6,301 during the period ended March 31, 2003 based on available

16

cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $2,719 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2002. If not applied, the carryover expires in fiscal 2007.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2002 was all tax exempt income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At March 31, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                    The Fund  17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 2003, the fund was charged $15,539 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2003, the fund was charged $14,283 pursuant to the transfer agency agreement.

(C) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000. The Chairman of the Board receives an additional 25% of such compensation.




NOTES




              For More Information


                        Dreyfus Pennsylvania
                        Municipal Money
                        Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank Of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com



(c) 2003 Dreyfus Service Corporation                                  104SA0303